Investor Presentation November 2013 Exhibit 99.1

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview BEE’s Unique Value Proposition 1

o The only pure play high-end lodging REIT o High-end outperforms the industry in a recovery o Industry leading asset management expertise o Assets are in pristine condition o Embedded organic growth through revenue growth and ROI opportunities o Historically low supply growth environment, particularly in BEE markets o Replacement cost, excluding land, estimated at over $750,000 per key o Solid balance sheet positioned for growth The best investment proposition in the lodging space 2 BEE’s Unique Value Proposition

BEE’s Unique Value Proposition 3 High-end, Unique & Irreplaceable Portfolio Industry Leading Asset Management Platform Conservative Balance Sheet Management Disciplined Capital Allocation Strategy

Highlights o Best portfolio in public markets o Locations in high-barrier-to-entry markets o City-center and resort destinations o World-class amenities o Historically low supply growth Westin St. Francis Ritz-Carlton Laguna Niguel InterContinental Chicago BEE’s Unique Value Proposition 4 High-end, Unique & Irreplaceable Portfolio

112.0 110.8 109.4 112.1 113.7 113.6 114.0 100.0 104.0 108.0 112.0 116.0 2007 2008 2009 2010 2011 2012 TTM Highlights o Highest EBITDA per room in competitive set o Market share penetration exceeds peak o Unique F&B offerings with strong ROI results o Maintaining fixed cost reductions in recovery o Strong relationships with and rigorous oversight of brand managers EBITDA Per Available Room Annual RevPAR Index BEE’s Unique Value Proposition Note: All metrics represent full-year 2012 results. BEE portfolio reflects Total United States portfolio as of 12/31/2012. Source: Public filings Source: Smith Travel Research 5 Industry Leading Asset Management Platform $81 $74 $71 $57 $53 $52 $0 $20 $40 $60 $80 $100 BEE LHO PEB SHO HST DRH

Key Stats (a) Net Debt/EBITDA 6.3x Net Debt+Pref /EBITDA 7.7x Net Debt/TEV 38.8% Avg. Maturity (yrs) 3.8 Unencumbered assets 2 Corporate liquidity (MM) $200.0 Mix of Debt Bank Debt 42.0% Life Insurance Co. 27.7% CMBS 30.3% Highlights o Reduced Net Debt / EBITDA to 6.3x from over 14.0x o Raised over $660 million in equity since 2010 o Refinanced property mortgages with staggered maturities o Executed an $86 million preferred equity tender at a 15% discount o Maintain focus on liquidity; two assets currently unencumbered o Recent elimination of $9.3 million in annual loan principal amortization BEE’s Unique Value Proposition 6 September 30, 2013 Note: Assumes full extension periods for all loans. Line of credit balance excludes letters of credit. (a) EBITDA reflects mid-point of 2013 guidance range. Conservative Balance Sheet Management $163.0 Undrawn $137.0 Outstanding $113.4 $130.0 $95.0 $194.5 $350.5 $66.5 $172.9 $144.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 Bank Life Co. CMBS Corporate $367.4 $445.5

Highlights o Execution of complex and accretive restructurings o Hotel del Coronado and Fairmont Scottsdale Princess o Assessment and development of ROI projects o InterContinental Miami o Recent success in acquiring hotels through off-market transactions o Four Seasons Jackson Hole and Silicon Valley o Maximized proceeds through well-timed asset sales o Marriott Champs Elysees and InterContinental Prague Hotel del Coronado JW Marriott Essex House Fairmont Scottsdale Princess BEE’s Unique Value Proposition 7 Disciplined Capital Allocation Strategy

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Company Overview 8

Properties % Rooms % 2012 Property EBITDA (1) % Urban 10 56% 5,180 63% $118.4 59% Resorts 8 44% 3,091 37% $81.9 41% Total 18 8,271 $200.3 (1) $ in millions and represents pro rata share Top-Tier Market Exposure Hotels in gateway urban cities and top tier resort locations Hamburg, Germany Chicago Lincolnshire Resort Punta Mita Resort Chicago Miami Santa Monica Beach Hotel Half Moon Bay La Jolla Washington, D.C. St. Francis Laguna Niguel London, England Scottsdale Jackson Hole Silicon Valley 9 New York

o InterContinental Miami – Guestrooms enhancement o InterContinental Chicago – Michael Jordan’s Steak House o InterContinental Chicago – Guestrooms enhancement o Loews Santa Monica – Exterior façade enhancement o Ritz-Carlton Laguna Niguel – Guestrooms enhancement o Four Seasons Washington, D.C. – ENO wine room Notable 2013 capital projects Notable 2011 capital projects InterContinental Chicago Guestroom InterContinental Miami Guestroom Portfolio Well-Positioned to Enhance Cash Flow Growth 10 o Fairmont Scottsdale Princess – Meeting space expansion o Hotel del Coronado – Guestrooms enhancement o InterContinental Miami – Public space revitalization and restaurant re-concept o Four Seasons Jackson Hole – Restaurant re-concept Notable 2012 capital projects Fairmont Scottsdale Princess Ballroom nextprevious Grand Tower King Room play Previous14/17 Next 27 Close

Fairmont Scottsdale Princess – Palomino Ballroom o Completed in 2012 o 40,000 square feet of indoor/outdoor meeting space o Investment totaled $22.8 million in owner-funded capital; funded 50 / 50 with joint-venture partner o Group room nights for 2013 projected to increase by 22% (20,000 room nights) o 2013 RevPAR expected to increase 14% with EBITDA increasing over 40% o Excellent feedback from meeting planners and guests 11

InterContinental Miami – Innovative Repositioning o Completed an ~$30 million renovation: o Rooms and suites - $19 million o Lobby and restaurant - $10 million o Meeting space - $1 million o Renovation includes a 19 story digital canvas illuminating the hotel exterior o 2012 RevPAR increased over 15% and EBITDA increased 29% o 2013 RevPAR and EBITDA expected to exceed previous peak 12

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Industry Update 13

-6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 198 9 199 1 199 3 199 5 199 7 199 9 200 1 200 3 200 5 200 7 200 9 201 1 201 3 Supply % Change Demand % Change o Lodging demand historically correlates with GDP (~80%) o Customer demographics for luxury / high-end very strong o Supply growth remains historically low and lack of active development pipeline U.S. Luxury Supply & Demand Change (TTM) Source: Smith Travel Research Demand growth exceeds supply growth by 190 bps which should result in significant ADR growth as recovery continues Luxury Lodging Supply & Demand Dynamics + 1.9% 14

54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 72.0% 74.0% 76.0% 15 Source: Smith Travel Research, PKF, and PWC -20% -15% -10% -5% 0% 5% 10% 15% 20% 19 88 19 93 19 98 20 03 20 08 20 13 E Total U.S. Luxury Source: Smith Travel Research Luxury Outperformance: 4.4% CAGR Luxury Outperformance: 2.2% CAGR Annual % Change in RevPAR Trailing Twelve Month Occupancy o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or 8.9% annually o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually o Luxury occupancy exceeding recent cycle peaks Luxury outperformed Total U.S. hotels 2.0% - 4.0% in previous two downturns Luxury occupancy exceeding previous cycle peaks Luxury Hotels Outperform in a Recovery 15 Luxury Outperformance: 2.2% CAGR

ADR RevPAR EBITDA Per Available Room Non – Rooms Revenue Per Available Room Note: All metrics represent full-year 2012 results BEE portfolio reflects Total North American portfolio as of 12/31/2012 Source: Public filings BEE delivers industry leading results BEE Outperforms Competitors 16 $189 $174 $160 $142 $139 $134 $0 $50 $100 $150 $200 BEE PEB LHO HST SHO DRH $81 $74 $71 $57 $53 $52 $0 $20 $40 $60 $80 $10 BEE LHO PEB SHO HST DRH $171 $84 $79 $71 $59 $55 $0 $40 $80 $120 $160 $200 BEE PEB HST LHO SHO DRH $264 $214 $203 $191 $176 $175 $0 $60 $120 $180 $240 $300 BEE PEB LHO HST SHO DRH

53% 36% 11% Rooms Other Food & Beverage 66% 28% 6% Food & Beverage Other Roomso Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue, and EBITDA per room BEE Total Revenue Mix Peers Total Revenue Mix Note: All metrics represent the full-year 2012. BEE portfolio reflects the Total North American portfolio Peers include: DRH, HST, LHO, SHO Source: Public filings BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing EBITDA per available room BEE Revenue Mix Compared to Peers 17

~200 basis point outperformance (1) Portfolio includes Total North American portfolio for the full year 2012 Peers include: DRH, HST, LHO, PEB, & SHO Source: Public filings BEE’s margins significantly outperform when adjusted for same revenue mix Industry Leading Operating Margins 18 BEE (1) Peers Peer Margins at BEE's Room / F&B Mix Revenue Rooms 59% 71% 59% Food & Beverage 41% 29% 41% Total Rooms / F&B 100% 100% 100% Departmental Profit Margin Rooms 71% 74% 74% Food & Beverage 30% 27% 27% EBITDA 23% 26% 21%

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Operating Trends 19

0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 Definite through October Production in the year o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 12% below peak (2) (1) Group Pace excludes the JW Marriott Essex House (2) 2013 production in the year assumes same production as in 2012 Group room nights on the books for 2013 are up 2.8% compared to 2012; ADR up 4.2% compared to 2012 rate 2013 Group Booking Outlook 20 (2)

0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 2014 Definite through October Production in the year o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 10% below peak (2) (1) Group Pace excludes the JW Marriott Essex House (2) 2014 production assumed to be 95% of 2013 Group room nights on the books for 2014 are up 8.8% compared to 2012; ADR up 4.1% compared to 2012 rate 2014 Group Booking Outlook 21 (2)

$120 $160 $200 $240 $280 2007 2008 2009 2010 2011 2012 2013F $100 $120 $140 $160 $180 $200 2007 2008 2009 2010 2011 2012 2013F $140 $160 $180 $200 2007 2008 2009 2010 2011 2012 2013F 60% 64% 68% 72% 76% 2007 2008 9 10 2 11 2012 2013F ADR: +1% from Peak RevPAR: at Peak Occupancy ADR RevPAR Property EBITDA (in millions) Note: North America Same Store portfolio, excludes: Fairmont Scottsdale Princess, Hotel del Coronado, and JW Marriott Essex House. 2013 forecast assumes midpoint of guidance range. Operating performance improving; returning to peak Embedded Portfolio Growth 22

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Financial Overview 23

3rd Quarter 2013 Results (EBITDA in millions) 24 (1) (1) Excludes one-time items at the Hotel del Coronado and Fairmont Chicago 3Q 2012 3Q 2013 Operations (Total North America Portfolio) ADR $278 7.4% $299 RevPAR $213 10.7% $236 Total RevPAR $371 9.0% $405 EBITDA Margins 23.2% 240 bps 25.6% Corporate Results Comparable EBITDA $46.6 29.1% $60.1 Comparable FFO / share $0.08 75.0% $0.14

YTD 2013 Results (EBITDA in millions) 25 Nine Months Ended Nine Months Ended September 30, 2012 September 30, 2013 Operations (Total North America Portfolio) ADR $272 6.3% $289 RevPAR $199 8.8% $217 Total RevPAR $365 8.3% $395 EBITDA Margins 22.0% 180 bps 23.7% Corporate Results Comparable EBITDA $130.7 18.5% $154.8 Comparable FFO / share $0.21 38.1% $0.29 (1) Excludes one-time items at the Hotel del Coronado and Fairmont Chicago (1)

(a) Portfolio excludes Fairmont Scottsdale Princess, Hotel del Coronado, and JW Marriott Essex House 2013 Guidance (EBITDA in millions) 26 2012 Actual 2013 Guidance Operations (Same Store N.A. Portfolio) (a) RevPAR $186 7.5%-8% $200-$201 Total RevPAR $345 6.5%-7% $367-$369 EBITDA Margins 22.0% 125 - 150bps 23.3%-23.5% Corporate Results Comparable EBITDA $175 17%-23% $205-$215 Comparable FFO / share $0.26 35%-54% $0.38-$0.43

o The only pure play high-end lodging REIT o High-end outperforms the industry in a recovery o Industry leading asset management expertise o Assets are in pristine condition o Embedded organic growth through revenue growth and ROI opportunities o Historically low supply growth environment, particularly in BEE markets o Replacement cost, excluding land, estimated at over $750,000 per key o Solid balance sheet positioned for growth The best investment proposition in the lodging space 27 BEE’s Unique Value Proposition

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 28

Non-GAAP to GAAP Reconciliations 29 Reconciliation of Net Debt / EBITDA ($ in 000s) 3Q 2013 (a) Consolidated debt $1,299,567 Pro rata share of unconsolidated debt 239,400 Pro rata share of consolidated debt (133,042) Cash and cash equivalents (79,801) Net Debt $1,326,124 Comparable EBITDA $210,000 Net Debt / EBITDA 6.3x (a) Comparable EBITDA reflects mid-point of guidance range. Reconciliation of Net Debt / TEV ($ in 000s) 3Q 2013 Consolidated Debt $1,299,567 Pro rata share of unconsolidated debt 239,400 Pro rata share of consolidated debt (133,042) Cash and cash equivalents (79,801) Net Debt $1,326,124 Market Capitalization $1,805,553 Total Debt 1,405,925 Preferred Equity 289,102 Cash and cash equivalents (79,801) Total Enterprise Value $3,420,779 Net Debt / Enterprise Value 38.8% Reconciliation of Net Debt + Preferred Equity / EBITDA ($ in 000s) 3Q 2013 (a) Pref rred equity capitaliz tion $289,102 Consolidated debt 1,299,567 Pro rata share of unconsolidated debt 239,400 Pro rata share of consolidated debt (133,042) Cash and cash equivalents (79,801) Net Debt + Preferreds $1,615,226 Comparable EBITDA $210,000 Net Debt + Preferreds / EBITDA 7.7x (a) Comparable EBITDA reflects mid-point of guidance range.

Non-GAAP to GAAP Reconciliations 30

Non-GAAP to GAAP Reconciliations 31

Non-GAAP to GAAP Reconciliations 32

33 Thank You